SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): November 4, 2003

CHICO’S FAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     On November 4, 2003, Chico’s FAS, Inc. (the “Company”) announced the promotion of Charles J. Kleman to the position of Chief Operating Officer. In addition to his existing responsibilities as Executive Vice President — Chief Financial Officer, Mr. Kleman will now oversee the Company’s logistics, real estate, construction and information technology operations.

     The Company also announced the promotion of Michael J. Kincaid to the position of Vice President — Finance and Chief Accounting Officer. Mr. Kincaid previously served as the Company’s Vice President — Finance.

     A copy of the press release issued in connection with the promotions of Mr. Kleman and Mr. Kincaid is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

99.1	Chico’s FAS, Inc. Press Release dated November 4, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: November 5, 2003	By: /s/ Charles J. Kleman

Charles J. Kleman, Executive Vice President — Chief Operating Officer and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Chico’s FAS, Inc. dated November 4, 2003

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